UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 7, 2003

Date of Report (Date of Earliest Event Reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California (State of Incorporation)	0-28568 (Commission File Number)	95-2920557 (I.R.S. Employer Identification Number)

700 East Bonita Avenue, Pomona, California 91767

(Address of principal executive offices) (Zip Code)

(909) 624-8041

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

The following exhibit is filed herewith:

Exhibit 99	Keystone Automotive Industries, Inc. News Release issued August 7, 2003

Item 12.	Results of Operations and Financial Condition.

Keystone Automotive Industries, Inc. news release dated August 7, 2003, announcing its financial and operating results for its first quarter ended June 27, 2003, filed as Exhibit 99 to this report, is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2003

KEYSTONE AUTOMOTIVE INDUSTRIES, INC

By:	/s/ JOHN M. PALUMBO
John M. Palumbo, Chief Financial Officer